UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       FEBRUARY 19, 2009

THE PENN TRAFFIC COMPANY
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
0-8858	25-0716800
(Commission File Number)	(I.R.S. Employer Identification No.)

1200 State Fair Boulevard Syracuse, New York	13221-4737
(Address of principal executive offices)	(Zip Code)

(315) 453-7284
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 19, 2009, The Board of Directors of The Penn Traffic Company (the “Company”) approved, and the Company’s President and Chief Executive Officer, Gregory J. Young, accepted, a 10% reduction in Mr. Young’s annual salary for the remainder of the Company’s 2010 fiscal year, effective the pay period covering February 23, 2009. Mr. Young’s annual salary for the Company’s 2010 fiscal year was reduced from $525,000 to $472,500. As part of his management incentive bonus plan for the Company’s 2010 fiscal year 2010, Mr. Young shall have the opportunity to recover the amount of the reduction if certain performance criteria to be established by the Company’s Compensation Committee are achieved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN TRAFFIC COMPANY
By:	/s/ Daniel J. Mahoney
Name: Daniel J. Mahoney Title: SVP, General Counsel

Dated:  February 25, 2009

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